UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported) January 13, 2003

COLUMBIA BANCORP

(Exact name of registrant as specified in its charter)

Oregon (State of Incorporation)	0-27938 (Commission File Number)	93-1193156 (I.R.S. Employer Identification Number)

401 East Third Street, Suite 200
The Dalles, Oregon 97058
(Address of principal executive offices)

(541) 298-6647
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5 — OTHER EVENTS
ITEM 7 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

ITEM 5 — OTHER EVENTS

     On January 13, 2003, Columbia Bancorp announced an early forecast for year-end 2002. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7 — FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits:

          99.1 — Press Release issued by Columbia Bancorp dated January 13, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBIA BANCORP

Dated: January 13, 2003	/s/ Roger L. Christensen

Roger L. Christensen, President and Chief Executive – Columbia River Bank; President and Chief Executive Officer - Columbia Bancorp

Dated: January 13, 2003	/s/ Greg B. Spear

Greg B. Spear, Executive Vice President, Chief Financial Officer – Columbia River Bank; and Chief Financial Officer – Columbia Bancorp

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